UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 13, 2020

SEACOAST BANKING CORPORATION OF FLORIDA
(Exact Name of Registrant as Specified in Charter)

Florida	000-13660	59-2260678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

815 COLORADO AVENUE,	STUART	FL	34994
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code (772) 287-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SBCF	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SEACOAST BANKING CORPORATION OF FLORIDA

Item 2.01    Completion of Acquisition or Disposition of Assets.

Effective March 13, 2020, Seacoast Banking Corporation of Florida (“Seacoast” or the “Company”) completed its previously announced merger (the "Merger") with First Bank of the Palm Beaches ("First Bank"). At the effective time of the Merger (the "Effective Time"), First Bank merged with and into Seacoast National Bank, with Seacoast National Bank as the surviving bank, pursuant to the terms and conditions of the Agreement and Plan of Merger by and among the Company, First Bank and Seacoast National Bank, dated as of November 19, 2019, as amended and restated (the "Merger Agreement").

Pursuant to the Merger Agreement, holders of First Bank common stock received 0.2000 of a share of Seacoast common stock (subject to the payment of cash in lieu of fractional shares) for each share of First Bank common stock held immediately prior to the Effective Time. The aggregate amount paid by Seacoast for the merger consideration was approximately $21.9 million based on the closing price of Seacoast common stock on March 13, 2020. Each share of Seacoast common stock outstanding immediately prior to the Merger remained outstanding and was unaffected by the Merger.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01    Other Events.

On March 13, 2020, the Company issued a press release announcing the completion of the Merger. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits

(a)     Exhibits

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated November 19, 2019 by and among the Company, Seacoast Bank and First Bank of the Palm Beaches (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K, filed on November 22, 2019).

99.1	Press Release dated March 13, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA

Date: March 13, 2020	/s/ Dennis S. Hudson, III
DENNIS S. HUDSON, III
Chairman and Chief Executive Officer